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                                 Exhibit 10.21

                     BOETTCHER WESTERN PROPERTIES III LTD.
                            (A Limited Partnership)

                           Statements of Cash Flows

        For the Period from October 1, 1997 through September 30, 1998
                                  (unaudited)

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
Cash flows from operating activities:
  Net earnings                                                      $ 1,099,769
  Adjustments to reconcile net loss to
   net cash provided by operating activities
    Depreciation and amortization                                         2,500
    Gain on sale of property                                           (756,296)
  Change in assets and liabilities:
    Decrease in accounts receivable and other assets                    172,824
    Decrease in payable to managing general
     partner relating to operations                                     (74,688)
    Decrease in accounts payable and accrued expenses                  (282,163)
    Decrease in property taxes payable                                  (21,238)
    Decrease in tenants' deposits                                       (36,638)
    Decrease in unearned rental income                                   (5,670)
    Decrease in accrued interest payable                                      -
                                                                    -----------
      Net cash flows from (used by) operating activities                119,638
                                                                    -----------

Cash flows used by investing activities -
    Proceeds from sale of property,
     net of closing costs and other costs of sale                     6,708,479
                                                                    -----------

Cash flows used in financing activities:
    Payments to managing general partner                               (206,340)
    Reductions in mortgage principal                                 (3,188,615)
    Distributions to limited partners                                (4,288,901)
                                                                    -----------
      Net cash flows used in financing activities                    (7,683,856)
                                                                    -----------

Net decrease in cash and cash equivalents                              (855,739)

Cash and cash equivalents at October 1, 1997                            855,739
                                                                    -----------

Cash and cash equivalents at September 30, 1998                     $         -
                                                                    ===========

Supplemental disclosure of cash flow information:
 Interest paid in cash during the period                            $   112,913
                                                                    ===========
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